SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                            ----------------------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported):  June 20, 2000

                            HARCOURT GENERAL, INC.
                            ------------------------
            (Exact Name of Registrant as Specified in its Charter)


         Delaware                    1-4925                     04-1619609
(State or Other Jurisdiction      (Commission                 (IRS Employer
     of Incorporation)            File Number)              Identification No.)




   27 Boylston Street, Chestnut Hill, Massachusetts                 02467
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      (Address of Principal Executive Offices)                   (Zip Code)



                        (617) 232-8200
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  (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS.

          On June 19, 2000, Harcourt General, Inc., a Delaware corporation (the "Company"), issued a press release stating that it has retained Goldman Sachs & Co. to explore a range of strategic alternatives, including the possible sale of the Company.

          A copy of such press release is filed herein as Exhibit 1 to this Form 8-K and is incorporated herein by reference.

Exhibit   Description
-------   -----------

1         Press Release, dated June 19, 2000.



































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

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  HARCOURT GENERAL, INC.



Dated:  June 20, 2000             By:   /s/ Eric P. Geller
                                 ---------------------------
                                    Eric P. Geller
                                    Senior Vice President, General Counsel and
                                    Secretary



































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

                                 EXHIBIT INDEX


Exhibit   Description
-------   -----------

1         Press Release, dated June 19, 2000.










































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

                                   EXHIBIT 1


Harcourt General to Explore Strategic
Alternatives

CHESTNUT HILL, Mass.--(BUSINESS WIRE -- June 19, 2000 -- Harcourt General, Inc. said today that it has retained the investment banking firm of Goldman, Sachs & Co. to explore a range of strategic alternatives to enhance shareholder value, including the possible sale of the Company.

Richard A Smith, Harcourt General Chairman, said, "Harcourt General's value in the public market does not presently reflect the quality of its businesses, record results and bright prospects of the Company. As our management team evaluated this situation, it became clear that in keeping with our long history of focusing on shareholder value, we should examine all possibilities."

Mr. Smith continued, "This course reflects the way we have always functioned as managers and owners. When the public market value for assets is significantly different from what we believe to be a more accurate assessment, we have always examined how to reconcile those differences for the benefit of our shareholders. Harcourt General is superbly positioned as a pure play content provider in the information landscape of the future. By initiating this process now, we believe we can significantly accelerate the recognition of those values for our shareholders."

The Company said there is no assurance that any transaction will be completed. The Company also stated that it would have no further public comment on this subject until Goldman Sachs completes its assignment.

Harcourt General provides educational, training and assessment products, information and services to classroom, corporate, professional and consumer markets. In its fiscal year ended October 31, 1999, the Company had revenues of $2.14 billion and Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) of $535 million.





























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